Exhibit 99.2

Supplemental Information

June 30, 2007

Supplemental Information

Table of Contents

June 30, 2007

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 37, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.

Summary

Amounts in thousands, except per share amounts and ratios
	Three Months Ended
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Shares and units:
Common shares outstanding at end of period	57,131	56,711	56,211	55,635	54,131
Common units outstanding at end of period	4,062	4,115	4,733	5,014	5,234
Weighted average common shares outstanding - basic	56,460	56,040	55,740	54,470	53,879
Weighted average common shares outstanding - diluted	61,562	61,900	62,365	61,457	60,387

Share price:
At end of period	$37.50	$39.49	$40.76	$37.21	$36.18
High close during period	43.84	46.95	41.31	38.15	36.18
Low close during period	37.50	37.99	36.40	35.39	29.56

Financial information:
Land sale gains, net of (impairments)	$969	$15,835	$6,974	$2,103	$(74)
Lease termination income	1,477	41	618	249	1,304
Straight line rental income	890	1,572	2,401	2,006	1,664
Capitalized interest	2,365	2,147	1,770	1,701	930
Impairments on depreciable properties	—	—	—	2,600	—
Gains on sales of depreciable properties	1,475	20,651	10,925	3,712	1,395
Gain from insurance settlement	—	4,128	—	—	—

Total debt/ total assets 1/	55.2%	53.4%	52.7%	52.9%	53.2%
Total debt/ total market capitalization 1/	39.4%	36.9%	35.9%	37.9%	39.1%

Funds from operations per share - diluted	$0.58	$0.91	$0.71	$0.53	$0.54

Funds from operations per share - diluted, excluding certain items 2/	$0.60	$0.91	$0.71	$0.59	$0.55

Wholly - owned property information:

In-Service rentable square feet:
Office	19,194	19,154	19,244	19,507	19,704
Industrial	6,280	6,280	6,281	6,605	6,706
Retail	1,317	1,326	1,327	1,431	1,408

Total	26,791	26,760	26,852	27,543	27,818

In-Service occupancy:
Office	88.5%	89.3%	89.0%	88.1%	87.1%
Industrial	90.8%	91.9%	91.7%	91.8%	89.5%
Retail	94.8%	95.4%	95.7%	96.2%	95.3%

Total	89.3%	90.0%	89.4%	88.1%	87.7%

1/	Includes financing obligations.
2/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption charges.

Highwoods Properties, Inc.	Page i

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

S. Hugh Esleeck

Treasurer

Julie M. Kelly

Vice President, Compliance and Internal Audit

Carman J. Liuzzo

Vice President, Investments

David J. Matthes

Corporate Vice President, Leasing

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and Secretary

Kevin E. Penn

Vice President, Strategy

Tabitha N. Zane

Vice President, Investor Relations and Corporate

Communications

Credit Suisse - North America

John Stewart - 212-538-3183

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Friedman, Billings, Ramsey & Co., Inc.

Wilkes Graham - 703-312-9737

Green Street Advisors

Cedric Lachance - 949-640-8780

Morgan Stanley

David Cohen - 212-761-8564

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Stifel Nicolaus

John Guinee - 410-454-5520

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson - Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

Gene H. Anderson, Senior Vice President

Orlando/Tampa

Michael F. Beale - Senior Vice President

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Dan Woodward, Vice President

Raleigh

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Columbia/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN; Columbia, SC; and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE             Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone: 919-431-1529

Fax: 919-431-1439

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of June 30, 2007, the Company owned or had an interest in 386 in-service office, industrial and retail properties encompassing approximately 34.1 million square feet. Highwoods also owned 693 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii

Consolidated Statements of Income

Amounts in thousands, except per share amounts
	Six Months Ended		Three Months Ended
	06/30/07	06/30/06	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Rental and other revenues	$217,157	$203,871	$108,458	$108,699	$108,465	$104,278	$102,837

Operating expenses:
Rental property and other expenses	78,301	72,998	39,190	39,111	41,337	39,207	36,895
Depreciation and amortization	60,299	56,249	30,547	29,752	30,199	28,453	28,618
Impairment of assets held for use	—	—	—	—	—	2,600
General and administrative	21,779	17,752	10,868	10,911	11,011	8,546	9,060

Total operating expenses	160,379	146,999	80,605	79,774	82,547	78,806	74,573

Interest expense:
Contractual	45,786	48,046	23,097	22,689	22,374	23,809	24,236
Amortization of deferred financing costs	1,175	1,326	609	566	492	557	582
Financing obligations	1,987	2,340	995	992	972	850	1,398

	48,948	51,712	24,701	24,247	23,838	25,216	26,216

Other income/(expense):
Interest and other income	3,637	3,123	2,119	1,518	2,709	1,178	1,146
Settlment of tenant bankruptcy claim	—	—	—	—	1,581	—	—
Loss on debt extinguishments	—	(467)	—	—	(27)	—	(467)

	3,637	2,656	2,119	1,518	4,263	1,178	679

Income before disposition of property, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	11,467	7,816	5,271	6,196	6,343	1,434	2,727

Gains on disposition of property, net	19,084	5,318	2,341	16,743	7,862	2,977	1,008
Gain from property insurance settlement	4,128	—	—	4,128	—	—	—
Minority interest	(3,065)	(886)	(438)	(2,627)	(1,086)	(244)	(353)
Equity in earnings of unconsolidated affiliates	11,723	4,007	2,006	9,717	1,492	1,342	1,924

Income from continuing operations	43,337	16,255	9,180	34,157	14,611	5,509	5,306
Discontinued operations:
Income from discontinued operations, net of minority interest	152	2,121	13	139	585	805	682
Gains on sales of discontinued operations, net of minority interest	18,358	2,043	96	18,262	9,220	2,595	285

	18,510	4,164	109	18,401	9,805	3,400	967

Net income	61,847	20,419	9,289	52,558	24,416	8,909	6,273
Dividends on preferred stock	(7,959)	(8,837)	(3,846)	(4,113)	(4,113)	(4,113)	(4,113)
Excess of preferred stock redemption cost over carrying value	(1,443)	(1,803)	(1,443)	—	—	—	—

Net income available for common stockholders	$52,445	$9,779	$4,000	$48,445	$20,303	$4,796	$2,160

Net income per common share - diluted:
Income from continuing operations	$0.60	$0.10	$0.07	$0.53	$0.18	$0.03	$0.02
Income from discontinued operations	0.32	0.08	—	0.32	0.17	0.06	0.02

Net income	$0.92	$0.18	$0.07	$0.85	$0.35	$0.09	$0.04

Weighted average common shares outstanding - diluted	61,709	60,470	61,562	61,900	62,365	61,457	60,387

Dividends declared and paid per common share	$0.850	$0.850	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	Page 1

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts
	Six Months Ended		Three Months Ended
	06/30/07	06/30/06	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Funds from operations:
Net income	$61,847	$20,419	$9,289	$52,558	$24,416	$8,909	$6,273
Dividends to preferred stockholders	(7,959)	(8,837)	(3,846)	(4,113)	(4,113)	(4,113)	(4,113)
Excess of preferred stock redemption cost over carrying value	(1,443)	(1,803)	(1,443)	—	—	—	—

Net income available for common stockholders	52,445	9,779	4,000	48,445	20,303	4,796	2,160
Add/(deduct):
Depreciation and amortization of real estate assets	59,054	54,671	29,939	29,115	29,451	27,692	27,876
(Gains) on disposition of depreciable properties	(2,280)	(2,352)	(1,372)	(908)	(888)	(874)	(1,082)
Minority interest from the Operating Partnership in income from operations	2,717	557	270	2,447	927	127	115
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	5,744	5,353	2,878	2,866	3,048	2,790	2,678
(Gains) on disposition of depreciable properties	(7,158)	—	—	(7,158)	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	(6)	2,129	—	(6)	467	824	1,010
(Gains) on disposition of depreciable properties	(19,846)	(2,207)	(103)	(19,743)	(10,037)	(2,838)	(313)
Minority interest from the Operating Partnership in income from discontinued operations	1,500	377	8	1,492	869	321	95

Funds from operations	$92,170	$68,307	$35,620	$56,550	$44,140	$32,838	$32,539

Funds from operations per share - diluted
Net income available for common stockholders	$0.92	$0.18	$0.07	$0.85	$0.35	$0.09	$0.04
Add/(deduct):
Depreciation and amortization of real estate assets	0.96	0.90	0.49	0.47	0.47	0.45	0.46
(Gains) on disposition of depreciable properties	(0.04)	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.09	0.09	0.04	0.04	0.05	0.04	0.05
(Gains) on disposition of depreciable properties	(0.12)	—	—	(0.12)	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	—	0.04	—	—	0.01	0.01	0.02
(Gains) on disposition of depreciable properties	(0.32)	(0.04)	—	(0.32)	(0.16)	(0.05)	(0.01)

Funds from operations	$1.49	$1.13	$0.58	$0.91	$0.71	$0.53	$0.54

Weighted average shares outstanding - diluted	61,709	60,470	61,562	61,900	62,365	61,457	60,387

Additional information: 1/
Funds from operations, excluding certain items 2/	$93,613	$70,557	$37,063	$56,550	$44,167	$36,162	$33,006

Funds from operations per share, excluding certain items 2/	$1.52	$1.17	$0.60	$0.91	$0.71	$0.59	$0.55

Straight line rental income	$(2,462)
Amortization of lease incentives	500
Depreciation of non-real estate assets	905
Ground lease straight line rent	95
Amortization of stock-based compensation	2,623
Amortization of deferred financing costs	1,175
Amortization of accumulated other comprehensive loss	285
Harborview non-cash FMV charge	268

Non-incremental revenue generating capital expenditures paid:
Building improvements	(8,390)
2nd generation tenant improvements	(19,463)
2nd generation lease commissions	(7,515)

Common dividends and unit distributions paid	(51,700)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, losses on debt extinguisments and preferred stock redemption charges.

Highwoods Properties, Inc.	Page 2

Consolidated Balance Sheets

Dollars in thousands
	06/30/07	12/31/06
Assets:
Real estate assets, at cost:
Land	$353,096	$345,548
Buildings and tenant improvements	2,639,080	2,573,032
Development in process	137,492	101,899
Land held for development	112,422	111,517

	3,242,090	3,131,996
Less-accumulated depreciation	(628,506)	(588,307)

Net real estate assets	2,613,584	2,543,689
Real estate and other assets, net, held for sale	3,213	35,446
Cash and cash equivalents	16,839	16,690
Restricted cash	3,780	2,027
Accounts receivable, net	23,662	23,347
Notes receivable, net	5,893	7,871
Accrued straight-line rents receivable, net	70,798	68,364
Investment in unconsolidated affiliates	59,611	60,359
Deferred financing and leasing costs, net	69,764	66,352
Prepaid expenses and other assets	21,158	20,708

Total Assets	$2,888,302	$2,844,853

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,557,571	$1,465,129
Accounts payable, accrued expenses and other liabilities	157,250	156,737
Financing obligations	35,683	35,530

Total Liabilities	1,750,504	1,657,396
Minority interest	71,602	79,726
Stockholders’ Equity:
Preferred stock	157,445	197,445
Common stock	571	562
Additional paid-in capital	1,444,474	1,449,337
Distributions in excess of net earnings	(535,064)	(538,098)
Accumulated other comprehensive loss	(1,230)	(1,515)

Total Stockholders’ Equity	1,066,196	1,107,731

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,888,302	$2,844,853

Highwoods Properties, Inc.	Page 3

Estimated Net Asset Value Ranges

As Released on February 14, 2007 — See Note Below

Dollars in thousands, except per share amounts

Note: The following table sets forth information that was reported in our Supplemental issued February 14, 2007 and has not been updated to reflect facts or circumstances or changes in financial and operating assumptions that may have occurred subsequent to such date. This information is based on a range of estimated capitalization rates and projected net operating income, among other things, and is not intended to be an asset-by-asset or enterprise valuation.

NOI Cap Rates:
Office	6.50%	6.75%	7.00%
Retail	5.25%	5.50%	5.75%
Industrial/Other	6.75%	7.00%	7.25%

Weighted average	6.36%	6.61%	6.86%

Wholly-Owned Properties Projected Net Operating Income 1/
Office	$209,693	$209,693	$209,693
Retail	27,764	27,764	27,764
Industrial/Other	22,038	22,038	22,038

Total Net Operating Income	$259,495	$259,495	$259,495

Wholly-Owned Properties Capitalized Value
Office	$3,226,046	$3,106,563	$2,995,614
Retail	528,838	504,800	482,852
Industrial/Other	326,489	314,829	303,972

Total capitalized value - wholly owned properties	$4,081,373	$3,926,192	$3,782,439

Highwoods’ Share of Joint Ventures (Includes Consolidated JVs)
Net operating income - projected	$34,608	$34,608	$34,608
Capitalization rates	6.50%	6.75%	7.00%

Capitalized value - joint venture interests	$532,431	$512,711	$494,400

Total In-Service Property Value	$4,613,804	$4,438,903	$4,276,839

Value of Other income
Development, leasing and management fees	$6,061	$6,061	$6,061
Capitalization rate	20%	20%	20%

Value of other income	$30,306	$30,306	$30,306

Add Other assets:
Development pipeline investment at 135% of cost 2/	$204,555	$204,555	$204,555
Low occupancy assets at NBV 3/	80,478	80,478	80,478
Property held for sale at net sales price	68,801	68,801	68,801
Land held for development at market value	139,009	139,009	139,009
Cash and cash equivalents	14,388	14,388	14,388
Restricted cash	1,764	1,764	1,764
Accounts receivable, net	23,200	23,200	23,200
Notes receivable and prepaid expenses	25,035	25,035	25,035

Other assets total	$557,229	$557,229	$557,229

Gross Value of Assets	$5,201,339	$5,026,438	$4,864,374

Deductions:
Total liabilities	$157,709	$157,709	$157,709
Mortgages and notes payable, at estimated fair value	1,445,554	1,445,554	1,445,554
Preferred stock, at redemption value	197,445	197,445	197,445
Highwoods’ share of joint ventures liabilities	281,565	281,565	281,565

Estimated Net Asset Value	$3,119,065	$2,944,164	$2,782,100

Estimated diluted common shares and operating units for 2007	62,600	62,600	62,600

Estimated Net Asset Value Per Share	$49.83	$47.03	$44.44

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stablilized developments, and NOI on certain low occupancy assets.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for certain low occupancy properties for which a NOI capitalization approach is not appropriate. For those low occupancy assets, their net book value (after depreciation) is added as an estimate of their current valuation.

Highwoods Properties, Inc.	Page 4

Components of Discontinued Operations

Dollars in thousands
	Six Months Ended		Three Months Ended
	06/30/07	06/30/06	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Rental and other revenues	$313	$7,440	$28	$285	$2,149	$3,571	$3,013

Operating expenses:
Rental property and other expenses	162	2,811	14	148	967	1,526	1,173
Depreciation and amortization	(6)	2,129	—	(6)	467	824	1,010
General and administrative	—	—	—	—	12	75	—

Total operating expenses	156	4,940	14	142	1,446	2,425	2,183

Interest expense	—	205	—	—	78	277	102
Other income	7	39	—	7	12	14	21

Income before minority interest and gains on sales of discontinued operations	164	2,334	14	150	637	883	749
Minority interest in discontinued operations	(12)	(213)	(1)	(11)	(52)	(78)	(67)

Income from discontinued operations before gains on sales of discontinued operations	152	2,121	13	139	585	805	682
Gains on sales of discontinued operations	19,846	2,207	103	19,743	10,037	2,838	313
Minority interest in discontinued operations	(1,488)	(164)	(7)	(1,481)	(817)	(243)	(28)

Gains on sales of discontinued operations, net of minority interest	18,358	2,043	96	18,262	9,220	2,595	285

Total discontinued operations	$18,510	$4,164	$109	$18,401	$9,805	$3,400	$967

Highwoods Properties, Inc.	Page 5

Capitalization

Dollars, shares, and units in thousands
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Long-Term Debt (see pages 7 & 8):	$1,557,571	$1,487,509	$1,465,129	$1,461,105	$1,466,839

Financing Obligations:	$35,683	$35,529	$35,530	$36,098	$36,002

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	52,500	92,500	92,500	92,500	92,500

Total preferred stock	$157,445	$197,445	$197,445	$197,445	$197,445

Common Shares and Units Outstanding:
Common stock outstanding	57,131	56,711	56,211	55,635	54,131
Minority interest partnership units	4,062	4,115	4,733	5,014	5,234

Total common shares and units outstanding	61,193	60,826	60,944	60,649	59,365
Stock price at period end	$37.50	$39.49	$40.76	$37.21	$36.18

Market value of common equity	$2,294,738	$2,402,019	$2,484,077	$2,256,749	$2,147,826

Total market capitalization with debt and obligations	$4,045,437	$4,122,502	$4,182,181	$3,951,397	$3,848,112

See pages 30 to 37 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	Page 6

Long-Term Debt Summary

Dollars in thousands
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$659,741	$662,036	$730,732	$691,662	$695,832
Variable rate debt	1,014	13,688	10,897	12,943	13,007

Secured total	660,755	675,724	741,629	704,605	708,839

Unsecured:
Fixed rate bonds and notes	748,816	748,785	350,000	460,000	460,000
Credit facility	148,000	63,000	373,500	296,500	298,000

Unsecured total	896,816	811,785	723,500	756,500	758,000

Total	$1,557,571	$1,487,509	$1,465,129	$1,461,105	$1,466,839

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.63%	6.63%	6.78%	6.92%	6.93%
Variable rate debt	7.11%	6.55%	6.55%	5.93%	5.85%

Secured total	6.63%	6.63%	6.78%	6.91%	6.91%

Unsecured:
Fixed rate bonds	6.61%	6.61%	7.48%	7.37%	7.37%
Credit facility	6.12%	6.12%	6.14%	6.22%	5.96%

Unsecured total	6.53%	6.57%	6.79%	6.92%	6.81%

Average	6.57%	6.60%	6.78%	6.91%	6.86%

Maturity Schedule:
		Future Maturities of Debt			Average Interest Rate
Year		Secured Debt 2/	Unsecured Debt	Total Debt 2/
2007		$—	$—	$—	—
2008		—	100,000	100,000	7.13%
2009		138,736	198,000	336,736	7.12%
2010		1,014	—	1,014	—
2011		—	—	—	—
2012		212,800	—	212,800	6.94%
2013		270,444	—	270,444	5.90%
2014		37,761	—	37,761	5.79%
2015		—	—	—	—
2016		—	—	—	—
Thereafter		—	598,816	598,816	6.40%

Total maturities		$660,755	$896,816	$1,557,571	6.57%

Weighted average maturity = 6.4 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture (Harborview) and $37.8 million in loans at June 30, 2007 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	Page 7

Long-Term Debt Detail

Dollars in thousands
Secured Loans Lender	Rate	Maturity Date	Loan Balance 06/30/07	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$190,000	$290,807
Northwestern Mutual	6.03%	Mar-13	136,706	169,706
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	122,137	202,259
Monumental Life Ins. Co. 2/	7.77%	Nov-09	81,536	201,921
Monumental Life Ins. Co. 2/	7.87%	Nov-09	51,449	—
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,800	38,953
Principal Life Insurance Company 4/	5.79%	Jan-14	11,576	14,888
Principal Life Insurance Company 4/	5.79%	Jan-14	11,576	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,777	—
Principal Life Insurance Company 4/	5.74%	Jan-14	9,129	14,285
Principal Life Insurance Company 4/	5.89%	Jan-14	5,480	7,514
Lutheran Brotherhood	6.75%	Apr-09	3,747	8,027
Security Life of Denver	8.85%	Aug-09	2,004	9,392
American United Life	9.00%	Jun-13	824	3,321
Wells Fargo 5/	7.13%	May-10	720	820
Wells Fargo 5/	7.07%	May-10	294	1,750

	6.63%		660,755	$982,424

Unsecured Bonds
Bonds	7.13%	Feb-08	100,000
Bonds	8.13%	Jan-09	50,000
Bonds	5.85%	Mar-17	398,816
Bonds	7.50%	Apr-18	200,000

	6.61%		748,816

Unsecured Loans
Credit facility 5/ 6/	6.12%	May-09	148,000

Total Debt	6.57%		$1,557,571

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Loans relate to a consolidated 50% owned joint venture (Markel).
5/	Floating rate loan based on one month libor.
6/	Maturity date excludes one-year extension option.

Highwoods Properties, Inc.	Page 8

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Office Industrial & Retail
In-Service:
Office 2/	19,194,000	19,154,000	19,244,000	19,507,000	19,704,000
Industrial	6,280,000	6,280,000	6,281,000	6,605,000	6,706,000
Retail 3/	1,317,000	1,326,000	1,327,000	1,431,000	1,408,000

Total 4/	26,791,000	26,760,000	26,852,000	27,543,000	27,818,000

Development Completed - Not Stabilized:
Office 2/	560,000	600,000	504,000	311,000	153,000
Industrial	681,000	418,000	418,000	—	—
Retail	—	—	—	—	—

Total	1,241,000	1,018,000	922,000	311,000	153,000

Development - In Process:
Office 2/	1,387,000	1,166,000	1,357,000	1,405,000	1,268,000
Industrial	120,000	383,000	383,000	681,000	418,000
Retail	—	—	—	—	23,000

Total	1,507,000	1,549,000	1,740,000	2,086,000	1,709,000

Total:
Office 2/	21,141,000	20,920,000	21,105,000	21,223,000	21,125,000
Industrial	7,081,000	7,081,000	7,082,000	7,286,000	7,124,000
Retail 3/	1,317,000	1,326,000	1,327,000	1,431,000	1,431,000

Total 4/	29,539,000	29,327,000	29,514,000	29,940,000	29,680,000

Same Property
Office 2/	18,909,000	18,909,000	18,909,000	18,909,000	18,909,000
Industrial	6,280,000	6,280,000	6,280,000	6,280,000	6,280,000
Retail	1,295,000	1,295,000	1,295,000	1,295,000	1,295,000

Total	26,484,000	26,484,000	26,484,000	26,484,000	26,484,000

Percent Leased/Pre-Leased:
In-Service:
Office	88.5%	89.3%	89.0%	88.1%	87.1%
Industrial	90.8%	91.9%	91.7%	91.8%	89.5%
Retail	94.8%	95.4%	95.7%	96.2%	95.3%

Total	89.3%	90.2%	90.0%	89.4%	88.1%

Development Completed - Not Stabilized:
Office	69.9%	62.8%	62.8%	52.3%	17.0%
Industrial	61.0%	44.0%	44.0%	—	—
Retail	—	—	—	—	—

Total	65.0%	55.1%	54.3%	52.3%	17.0%

Development - In Process:
Office	72.5%	55.0%	55.3%	58.4%	53.7%
Industrial	0.0%	50.1%	—	27.0%	44.0%
Retail	—	—	—	—	100.0%

Total	66.7%	53.8%	43.1%	48.2%	51.9%

Same Property
Office	88.5%	89.1%	89.1%	88.3%	87.4%
Industrial	90.8%	91.9%	91.7%	91.5%	89.9%
Retail	94.7%	95.3%	95.6%	96.1%	95.0%

Total	89.4%	90.1%	90.0%	89.4%	88.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes for sale residential units and minor for rent apartment buildings.

Highwoods Properties, Inc.	Page 9

Portfolio Summary

(Continued)

As of June 30, 2007
Summary by Location, Wholly-Owned Properties Only 1/:
	Rentable Square Feet			Percentage of Annualized Cash Revenue 2/
Market			Occupancy	Office	Industrial	Retail	Total
Raleigh 3/	3,554,000		86.5%	14.6%	—	—	14.6%
Atlanta	5,514,000		92.9%	10.4%	4.0%	—	14.4%
Kansas City	2,215,000	4/	89.5%	4.3%	—	9.6%	13.9%
Tampa	2,418,000		96.5%	13.5%	—	—	13.5%
Nashville	2,875,000		90.9%	13.0%	—	—	13.0%
Piedmont Triad 5/	5,235,000		85.7%	6.8%	3.7%	—	10.5%
Richmond	2,024,000		90.0%	8.8%	—	—	8.8%
Memphis	1,276,000		92.7%	5.7%	—	—	5.7%
Greenville	1,109,000		76.3%	3.5%	0.1%	—	3.6%
Orlando	218,000		98.9%	1.1%	—	—	1.1%
Other	100,000		73.6%	0.5%	—	—	0.5%
Columbia	253,000		72.0%	0.4%	—	—	0.4%

Total	26,791,000		89.3%	82.6%	7.8%	9.6%	100.0%

Summary by Location, Including Joint Venture Properties:
	Rentable Square Feet			Percentage of Annualized Cash Revenue 2/ 6/
Market			Occupancy	Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,349,000		93.4%	10.7%	3.5%	—	—	14.2%
Kansas City	2,933,000	4/	87.2%	4.8%	—	8.4%	—	13.2%
Raleigh	3,732,000		87.2%	13.1%	—	—	—	13.1%
Tampa	2,623,000		96.8%	12.1%	—	—	—	12.1%
Nashville	2,875,000		90.8%	11.5%	—	—	—	11.5%
Piedmont Triad	5,599,000		86.7%	6.5%	3.2%	—	—	9.7%
Richmond	2,437,000		91.7%	8.3%	—	—	—	8.3%
Memphis	1,276,000		92.7%	5.1%	—	—	—	5.1%
Des Moines	2,474,000		93.2%	3.4%	0.5%	0.1%	0.4%	4.4%
Orlando	2,071,000		91.4%	4.4%	—	—	—	4.4%
Greenville	1,109,000		76.3%	3.0%	0.1%	—	—	3.1%
Other	210,000		87.4%	0.5%	—	—	—	0.5%
Columbia	253,000		72.1%	0.3%	—	—	—	0.3%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	34,089,000		90.1%	83.8%	7.3%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 34.

Highwoods Properties, Inc.	Page 10

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of June 30, 2007
	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,554,000	86.5%	17.6%	—	—	—
Tampa	2,418,000	96.5%	16.3%	—	—	—
Nashville	2,875,000	90.9%	15.8%	—	—	—
Atlanta	2,460,000	89.4%	12.6%	3,054,000	95.8%	51.5%
Richmond	2,024,000	90.0%	10.6%	—	—	—
Piedmont Triad	2,116,000	82.3%	8.2%	3,119,000	88.1%	47.2%
Memphis	1,276,000	92.7%	7.0%	—	—	—
Kansas City	894,000	81.9%	5.2%	4,000	46.5%	0.1%
Greenville	1,006,000	81.5%	4.2%	103,000	25.4%	1.2%
Orlando	218,000	98.9%	1.4%	—	—	—
Columbia	253,000	72.0%	0.5%	—	—	—
Other	100,000	73.6%	0.6%	—	—	—

	19,194,000	88.5%	100.0%	6,280,000	90.8%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,317,000	94.8%	100.0%

	1,317,000	94.8%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	Page 11

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
Atlanta	Rentable Square Feet	5,514,000	5,514,000	5,515,000	5,584,000	5,584,000
	Occupancy	92.9%	92.7%	94.0%	92.4%	91.8%
	Current Properties 2/	92.9%	92.7%	94.0%	92.7%	92.2%

Columbia	Rentable Square Feet	253,000	253,000	252,000	252,000	252,000
	Occupancy	72.0%	71.0%	48.7%	49.4%	49.8%
	Current Properties 2/	72.0%	71.0%	48.5%	49.2%	49.5%

Greenville	Rentable Square Feet	1,109,000	1,109,000	1,109,000	1,109,000	1,110,000
	Occupancy	76.3%	77.2%	75.3%	75.0%	68.8%
	Current Properties 2/	76.3%	77.2%	75.2%	75.0%	68.8%

Kansas City 3/	Rentable Square Feet	2,215,000	2,224,000	2,224,000	2,329,000	2,306,000
	Occupancy	89.5%	89.9%	90.1%	90.7%	89.9%
	Current Properties 2/	89.4%	89.8%	89.9%	90.3%	89.4%

Memphis	Rentable Square Feet	1,276,000	1,276,000	1,197,000	1,197,000	1,197,000
	Occupancy	92.7%	92.8%	91.8%	91.9%	89.7%
	Current Properties 2/	92.2%	92.3%	91.8%	91.9%	89.7%

Nashville	Rentable Square Feet	2,875,000	2,875,000	2,876,000	2,875,000	2,874,000
	Occupancy	90.9%	92.4%	91.6%	92.8%	90.8%
	Current Properties 2/	90.9%	92.4%	91.6%	92.8%	90.8%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	98.9%	98.9%	100.0%	100.0%	100.0%
	Current Properties 2/	98.9%	98.9%	100.0%	100.0%	100.0%

Piedmont Triad	Rentable Square Feet	5,235,000	5,195,000	5,195,000	5,589,000	5,598,000
	Occupancy	85.7%	88.3%	88.7%	89.9%	88.6%
	Current Properties 2/	86.4%	88.3%	88.7%	89.5%	88.6%

Raleigh	Rentable Square Feet	3,554,000	3,554,000	3,810,000	3,812,000	4,101,000
	Occupancy	86.5%	86.6%	86.1%	82.6%	83.0%
	Current Properties 2/	86.5%	86.6%	86.6%	82.8%	82.9%

Richmond	Rentable Square Feet	2,024,000	2,024,000	2,024,000	1,954,000	1,954,000
	Occupancy	90.0%	89.8%	89.8%	88.6%	88.0%
	Current Properties 2/	89.7%	89.4%	89.5%	88.6%	88.0%

Tampa	Rentable Square Feet	2,418,000	2,418,000	2,332,000	2,524,000	2,524,000
	Occupancy	96.5%	98.2%	97.7%	96.0%	93.6%
	Current Properties 2/	96.4%	98.1%	97.7%	96.8%	95.5%

Total 4/	Rentable Square Feet	26,691,000	26,660,000	26,752,000	27,443,000	27,718,000
	Occupancy	89.3%	90.2%	90.0%	89.4%	88.1%

	Current Properties 2/	89.4%	90.1%	90.0%	89.4%	88.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	Page 12

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	6/30/07 2/	3/31/07 3/	12/31/06 4/	9/30/06 5/	6/30/06 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	166	130	137	140	141	143
Rentable square footage leased	865,958	726,080	868,941	915,289	950,460	865,346
Square footage of Renewal Deals	590,542	451,125	601,796	681,640	486,998	562,420
Renewed square footage (% of total)	68.2%	62.1%	69.3%	74.5%	51.2%	65.0%
New Leases square footage (% of total)	31.8%	37.9%	30.7%	25.5%	48.8%	35.0%
Weighted average per rentable square foot over the lease term:
Base rent	$20.13	$18.25	$19.72	$19.23	$17.29	$18.92
Tenant improvements	(2.00)	(1.70)	(1.77)	(1.56)	(1.71)	(1.75)
Leasing commissions 7/	(0.63)	(0.59)	(0.56)	(0.46)	(0.48)	(0.54)
Rent concessions	(0.21)	(0.06)	(0.22)	(0.11)	(0.22)	(0.16)

Effective rent	17.29	15.90	17.17	17.10	14.88	16.47
Expense stop	(6.04)	(5.06)	(5.45)	(5.04)	(5.53)	(5.42)

Equivalent effective net rent	$11.25	$10.84	$11.72	$12.06	$9.35	$11.05

Weighted average term in years	4.5	5.0	5.2	4.5	4.5	4.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$8,589,754	$7,604,253	$9,392,949	$7,994,295	$8,416,490	$8,399,548
Rentable square feet	865,958	726,080	868,941	915,289	950,460	865,346

Per rentable square foot	$9.92	$10.47	$10.81	$8.73	$8.86	$9.71

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,303,936	$2,107,213	$2,256,508	$2,144,582	$2,198,017	$2,202,051
Rentable square feet	865,958	726,080	868,941	915,289	950,460	865,346

Per rentable square foot	$2.66	$2.90	$2.60	$2.34	$2.31	$2.54

Total:
Total dollars committed under signed leases	$10,893,690	$9,711,466	$11,649,457	$10,138,877	$10,614,507	$10,601,599
Rentable square feet	865,958	726,080	868,941	915,289	950,460	865,346

Per rentable square foot	$12.58	$13.38	$13.41	$11.08	$11.17	$12.25

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 213K square feet of leases that start in 2009 or later.
3/	Includes 98K square feet of leases that start in 2009 or later.
4/	Includes 17K square feet of leases that start in 2009 or later.
5/	Includes 179K square feet of leases that start in 2008 or later.
6/	Includes 74K square feet of leases that start in 2008 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 13

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	6/30/07 1/	3/31/07	12/31/06	9/30/06	6/30/06 2/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	18	14	17	23	36	22
Rentable square footage leased	575,033	188,562	539,939	485,936	974,807	552,855
Square footage of Renewal Deals	489,312	175,579	315,423	237,061	543,537	352,182
Renewed square footage (% of total)	85.1%	93.1%	58.4%	48.8%	55.8%	63.7%
New Leases square footage (% of total)	14.9%	6.9%	41.6%	51.2%	44.2%	36.3%

Weighted average per rentable square foot over the lease term:
Base rent	$3.82	$4.63	$3.81	$4.13	$3.44	$3.97
Tenant improvements	(0.23)	(0.20)	(0.45)	(0.31)	(0.17)	(0.27)
Leasing commissions 3/	(0.06)	(0.04)	(0.14)	(0.09)	(0.07)	(0.08)
Rent concessions	(0.05)	(0.02)	(0.05)	(0.11)	(0.01)	(0.05)

Effective rent	3.48	4.37	3.17	3.62	3.19	3.57
Expense stop	(0.19)	(0.24)	(0.08)	(0.17)	(0.10)	(0.16)

Equivalent effective net rent	$3.29	$4.13	$3.09	$3.45	$3.09	$3.41

Weighted average term in years	2.3	2.5	5.2	3.8	2.9	3.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$528,135	$142,102	$1,323,790	$732,593	$895,575	$724,439
Rentable square feet	575,033	188,562	539,939	485,936	974,807	552,855

Per rentable square foot	$0.92	$0.75	$2.45	$1.51	$0.92	$1.31

Leasing Commissions:
Total dollars committed under signed leases 3/	$142,246	$23,647	$433,927	$109,087	$144,376	$170,657
Rentable square feet	575,033	188,562	539,939	485,936	974,807	552,855

Per rentable square foot	$0.25	$0.13	$0.80	$0.22	$0.15	$0.31

Total:
Total dollars committed under signed leases	$670,380	$165,749	$1,757,717	$841,680	$1,039,951	$895,096
Rentable square feet	575,033	188,562	539,939	485,936	974,807	552,855

Per rentable square foot	$1.17	$0.88	$3.26	$1.73	$1.07	$1.62

1/	Includes 5K square feet of leases that start in 2008 or later.
2/	Includes 14K square feet of leases that start in 2008 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 14

Leasing Statistics

Retail Portfolio

	Three Months Ended
	6/30/07	3/31/07 1/	12/31/06	09/30/06	06/30/06	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	8	9	8	8	5	8
Rentable square footage leased	14,721	41,357	23,748	26,472	13,573	23,974
Square footage of Renewal Deals	7,072	39,171	9,855	17,179	3,919	15,439
Renewed square footage (% of total)	48.0%	94.7%	41.5%	64.9%	28.9%	64.4%
New Leases square footage (% of total)	52.0%	5.3%	58.5%	35.1%	71.1%	35.6%

Weighted average per rentable square foot over the lease term:
Base rent	$33.29	$23.23	$18.27	$24.75	$30.32	$25.97
Tenant improvements	(2.57)	(0.12)	(0.08)	(1.40)	(4.28)	(1.69)
Leasing commissions 2/	(1.25)	(0.24)	(0.41)	(0.61)	(1.04)	(0.71)
Rent concessions	0.00	0.00	(0.20)	0.00	0.00	(0.04)

Effective rent	29.47	22.87	17.58	22.74	25.00	23.53
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$29.47	$22.87	$17.58	$22.74	$25.00	$23.53

Weighted average term in years	7.0	4.2	8.6	5.2	10.8	7.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$335,337	$27,507	$15,000	$288,272	$838,555	$300,934
Rentable square feet	14,721	41,357	23,748	26,472	13,573	23,974

Per rentable square foot	$22.78	$0.67	$0.63	$10.89	$61.78	$12.55

Leasing Commissions:
Total dollars committed under signed leases 2/	$83,077	$1,981	$1,981	$46,048	$63,681	$39,354
Rentable square feet	14,721	41,357	23,748	26,472	13,573	23,974

Per rentable square foot	$5.64	$0.05	$0.08	$1.74	$4.69	$1.64

Total:
Total dollars committed under signed leases	$418,414	$29,488	$16,981	$334,320	$902,236	$340,288
Rentable square feet	14,721	41,357	23,748	26,472	13,573	23,974

Per rentable square foot	$28.42	$0.71	$0.72	$12.63	$66.47	$14.19

1/	Includes 17K square feet of leases that start in 2009 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 15

Leasing Statistics by Market

For the Three Months Ended As of 6/30/07

Office Portfolio 1/ Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	188,528	4.4	$21.08	$13.38	$2.92
Nashville	157,158	4.5	20.14	8.52	2.48
Memphis	107,576	7.5	21.81	9.51	3.30
Atlanta	104,459	4.4	19.64	12.40	2.58
Greenville	86,569	4.1	16.82	14.94	3.63
Tampa	65,811	3.3	20.43	2.68	1.43
Richmond	62,096	3.7	18.32	6.27	1.82
Piedmont Triad	51,259	3.1	17.56	4.14	0.48
Kansas City	24,931	4.1	21.16	9.86	4.84
Orlando	17,571	3.2	19.56	5.28	0.30

	865,958	4.5	$19.92	$9.92	$2.66

Industrial Portfolio Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	471,303	2.0	$3.62	$0.54	$0.12
Atlanta	103,730	3.6	4.43	2.63	0.83

	575,033	2.3	$3.77	$0.92	$0.25

Retail Portfolio Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	14,721	7.0	$33.29	$22.78	$5.64

	14,721	7.0	$33.29	$22.78	$5.64

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	Page 16

Rental Rate Comparisons by Market

For the Three Months Ended As of 6/30/07

Office Portfolio 1/ Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	188,528	$21.08	$19.52	8.0%
Nashville	157,158	20.14	19.14	5.3%
Memphis	107,576	21.81	19.21	13.5%
Atlanta	104,459	19.64	18.99	3.4%
Greenville	86,569	16.82	16.85	-0.2%
Tampa	65,811	20.43	21.23	-3.8%
Richmond	62,096	18.32	17.09	7.2%
Piedmont Triad	51,259	17.56	17.09	2.8%
Kansas City	24,931	21.16	20.29	4.3%
Orlando	17,571	19.56	16.29	20.1%

GAAP Rent Growth	865,958	$19.92	$18.84	5.7%

Cash Rent Growth	865,958	$19.44	$19.77	-1.7%

Industrial Portfolio Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	471,303	$3.62	$3.39	6.9%
Atlanta	103,730	4.43	5.55	-20.1%

GAAP Rent Growth	575,033	$3.77	$3.76	0.3%

Cash Rent Growth	575,033	$3.77	$3.92	-4.0%

Retail Portfolio Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	14,721	$33.29	$29.42	13.2%

GAAP Rent Growth	14,721	$33.29	$29.42	13.2%

Cash Rent Growth	14,721	$31.85	$30.87	3.2%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	06/30/07	06/30/06	06/30/05	06/30/04	06/30/03
Office	$19.26	$18.16	$17.64	$17.49	$17.36
Industrial	5.19	5.10	5.02	4.68	4.55
Retail 2/	30.94	28.07	27.80	25.88	25.24

Weighted average rate	$16.40	$15.51	$15.44	$14.70	$13.94

Annual % growth rate	5.7%	0.5%	5.0%	5.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	Page 17

Lease Expirations

June 30, 2007

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2007 /3	603,515	3.5%	$12,207	$20.23	3.7%
2008	2,013,849	11.6%	38,848	19.29	11.7%
2009	2,752,125	15.9%	53,871	19.57	16.1%
2010	2,348,374	13.6%	49,209	20.95	14.8%
2011	2,821,194	16.3%	52,924	18.76	15.8%
2012	2,110,777	12.2%	41,459	19.64	12.4%
2013	896,769	5.2%	16,845	18.78	5.1%
2014	648,561	3.8%	12,530	19.32	3.8%
2015	817,617	4.7%	16,204	19.82	4.9%
2016	729,773	4.2%	13,367	18.32	4.0%
2017 and thereafter	1,550,626	9.0%	25,648	16.54	7.7%

	17,293,180	100.0%	$333,112	$19.26	100.0%

Industrial:
2007 /4	241,179	4.0%	$1,983	$8.22	6.3%
2008	1,072,244	17.8%	5,584	5.21	17.8%
2009	1,132,855	18.7%	5,829	5.15	18.7%
2010	827,240	13.7%	4,393	5.31	14.0%
2011	682,640	11.3%	3,612	5.29	11.5%
2012	363,425	6.0%	1,721	4.74	5.5%
2013	210,052	3.5%	1,176	5.60	3.8%
2014	372,265	6.2%	1,687	4.53	5.4%
2015	233,882	3.9%	877	3.75	2.8%
2016	264,597	4.4%	972	3.67	3.1%
2017 and thereafter	634,240	10.5%	3,466	5.46	11.1%

	6,034,619	100.0%	$31,300	$5.19	100.0%

1/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 95,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.
4/	Includes 53,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 18

Lease Expirations

June 30, 2007

(Continued)

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2007 2/	32,199	2.6%	$807	$25.06	2.1%
2008	116,159	9.3%	3,308	28.48	8.6%
2009	139,813	11.2%	4,039	28.89	10.5%
2010	97,973	7.8%	3,739	38.16	9.7%
2011	75,164	6.0%	2,231	29.68	5.8%
2012	156,201	12.5%	4,761	30.48	12.3%
2013	62,767	5.0%	2,514	40.05	6.5%
2014	79,410	6.4%	1,496	18.84	3.9%
2015	127,995	10.2%	4,174	32.61	10.8%
2016	65,526	5.2%	2,641	40.30	6.8%
2017 and thereafter	295,874	23.8%	8,938	30.21	23.0%

	1,249,081	100.0%	$38,648	$30.94	100.0%

Total:
2007 3/ 4/	876,893	3.6%	$14,997	$17.10	3.7%
2008	3,202,252	13.0%	47,740	14.91	11.8%
2009	4,024,793	16.3%	63,739	15.84	15.9%
2010	3,273,587	13.3%	57,341	17.52	14.2%
2011	3,578,998	14.6%	58,767	16.42	14.6%
2012	2,630,403	10.7%	47,941	18.23	11.9%
2013	1,169,588	4.8%	20,535	17.56	5.1%
2014	1,100,236	4.5%	15,713	14.28	3.9%
2015	1,179,494	4.8%	21,255	18.02	5.3%
2016	1,059,896	4.3%	16,980	16.02	4.2%
2017 and thereafter	2,480,740	10.1%	38,052	15.34	9.4%

	24,576,880	100.0%	$403,060	$16.40	100.0%

1/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 8,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
3/	Includes 156,000 square feet of leases that are on a month to month basis or 0.6% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 19

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands
			Three Months Ended
			09/30/07 2/	12/31/07	03/31/08	06/30/08	Total
Atlanta	RSF		155,191	6,764	325,688	2,191	489,834
	% of Total Office RSF		0.9%	0.0%	1.9%	0.0%	2.8%
	Annualized Cash Revenue	3/	$2,667	$108	$5,406	$17	$8,198
	% of Total Office Annl Cash Rev		0.8%	0.0%	1.6%	0.0%	2.5%

Columbia	RSF		0	3,258	0	0	3,258
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	3/	$—	$61	$—	$—	$61
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF		7,029	0	37,994	20,922	65,945
	% of Total Office RSF		0.0%	0.0%	0.2%	0.1%	0.4%
	Annualized Cash Revenue	3/	$148	$—	$706	$410	$1,264
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.2%	0.1%	0.4%

Kansas City	RSF		29,789	20,702	14,839	11,395	76,725
	% of Total Office RSF		0.2%	0.1%	0.1%	0.1%	0.4%
	Annualized Cash Revenue	3/	$642	$448	$286	$220	$1,596
	% of Total Office Annl Cash Rev		0.2%	0.1%	0.1%	0.1%	0.5%

Memphis	RSF		16,566	3,939	57,489	41,596	119,590
	% of Total Office RSF		0.1%	0.0%	0.3%	0.2%	0.7%
	Annualized Cash Revenue	3/	$333	$72	$1,243	$884	$2,532
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.4%	0.3%	0.8%

Nashville	RSF		61,894	5,877	61,066	48,527	177,364
	% of Total Office RSF		0.4%	0.0%	0.4%	0.3%	1.0%
	Annualized Cash Revenue	3/	$1,200	$121	$1,231	$943	$3,495
	% of Total Office Annl Cash Rev		0.4%	0.0%	0.4%	0.3%	1.0%

Orlando	RSF		1,358	6,340	3,610	0	11,308
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$33	$166	$96	$—	$295
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		6,856	19,406	175,766	29,565	231,593
	% of Total Office RSF		0.0%	0.1%	1.0%	0.2%	1.3%
	Annualized Cash Revenue	3/	$156	$304	$2,892	$407	$3,759
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.9%	0.1%	1.1%

Raleigh	RSF		99,170	31,996	112,916	50,103	294,185
	% of Total Office RSF		0.5%	0.2%	0.7%	0.3%	1.7%
	Annualized Cash Revenue	3/	$2,072	$603	$1,758	$963	$5,396
	% of Total Office Annl Cash Rev		0.6%	0.2%	0.5%	0.3%	1.6%

Richmond	RSF		27,408	24,900	110,970	42,976	206,254
	% of Total Office RSF		0.2%	0.1%	0.6%	0.2%	1.2%
	Annualized Cash Revenue	3/	$530	$522	$2,297	$838	$4,187
	% of Total Office Annl Cash Rev		0.2%	0.2%	0.7%	0.3%	1.3%

Tampa	RSF		47,261	12,879	24,465	38,985	123,590
	% of Total Office RSF		0.3%	0.1%	0.1%	0.2%	0.7%
	Annualized Cash Revenue	3/	$1,249	$358	$613	$932	$3,152
	% of Total Office Annl Cash Rev		0.4%	0.1%	0.2%	0.3%	0.9%

Other	RSF		14,932	0	1,351	14,967	31,250
	% of Total Office RSF		0.1%	0.0%	0.0%	0.1%	0.2%
	Annualized Cash Revenue	3/	$393	$22	$36	$509	$960
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.0%	0.2%	0.3%

Total	RSF		467,454	136,061	926,154	301,227	1,830,896
	% of Total Office RSF		2.7%	0.8%	5.4%	1.7%	10.5%
	Annualized Cash Revenue	3/	$9,423	$2,785	$16,564	$6,123	$34,895
	% of Total Office Annl Cash Rev		2.8%	0.8%	5.0%	1.8%	10.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 95,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.
3/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 20

Industrial Lease Expirations by Market by Quarter

Dollars in thousands
			Three Months Ended
			09/30/07 1/	12/31/07	03/31/08	06/30/08	Total
Atlanta	RSF		55,952	65,024	153,753	223,335	498,064
	% of Total Industrial RSF		0.9%	1.1%	2.5%	3.7%	8.3%
	Annualized Cash Revenue	2/	$290	$337	$711	$1,242	$2,580
	% of Total Industrial Annl Cash Rev		1.0%	1.1%	2.3%	4.0%	8.3%
Greenville	RSF		16,081	0	0	5,350	21,431
	% of Total Industrial RSF		0.3%	0.0%	0.0%	0.1%	0.4%
	Annualized Cash Revenue	2/	$257	$—	$—	$62	$319
	% of Total Industrial Annl Cash Rev		0.8%	0.0%	0.0%	0.2%	1.0%
Kansas City	RSF		0	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%
Piedmont Triad	RSF		60,457	43,665	367,468	13,092	484,682
	% of Total Industrial RSF		1.0%	0.7%	6.1%	0.2%	8.0%
	Annualized Cash Revenue	2/	$679	$421	$1,594	$194	$2,888
	% of Total Industrial Annl Cash Rev		2.2%	1.3%	5.1%	0.6%	9.2%
Total	RSF		132,490	108,689	521,221	241,777	1,004,177
	% of Total Industrial RSF		2.2%	1.8%	8.6%	4.0%	16.6%
	Annualized Cash Revenue	2/	$1,226	$758	$2,305	$1,498	$5,787
	% of Total Industrial Annl Cash Rev		4.0%	2.4%	7.4%	4.8%	18.5%

1/	Includes 53,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 21

Office Lease Expirations by Market by Year 1/

Dollars in thousands
			2007 2/	2008	2009	2010	Thereafter
Atlanta	RSF		161,955	397,878	343,020	85,236	1,209,969
	% of Total Office RSF		0.9%	2.3%	2.0%	0.5%	7.0%
	Annualized Cash Revenue	3/	$2,774	$6,899	$5,907	$1,673	$24,649
	% of Total Office Annl Cash Rev		0.8%	2.1%	1.8%	0.5%	7.4%

Columbia	RSF		3,258	21,107	8,409	6,475	143,069
	% of Total Office RSF		0.0%	0.1%	0.0%	0.0%	0.8%
	Annualized Cash Revenue	3/	$61	$306	$132	$105	$989
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.0%	0.0%	0.3%

Greenville	RSF		7,029	78,679	60,122	53,206	621,229
	% of Total Office RSF		0.0%	0.5%	0.3%	0.3%	3.6%
	Annualized Cash Revenue	3/	$148	$1,491	$1,021	$894	$10,365
	% of Total Office Annl Cash Rev		0.0%	0.4%	0.3%	0.3%	3.1%

Kansas City	RSF		50,491	80,215	125,877	119,208	379,989
	% of Total Office RSF		0.3%	0.5%	0.7%	0.7%	2.2%
	Annualized Cash Revenue	3/	$1,090	$1,637	$2,531	$3,128	$8,929
	% of Total Office Annl Cash Rev		0.3%	0.5%	0.8%	0.9%	2.7%

Memphis	RSF		20,505	173,118	208,791	181,982	597,830
	% of Total Office RSF		0.1%	1.0%	1.2%	1.1%	3.5%
	Annualized Cash Revenue	3/	$405	$3,715	$4,113	$3,676	$11,255
	% of Total Office Annl Cash Rev		0.1%	1.1%	1.2%	1.1%	3.4%

Nashville	RSF		67,771	209,877	689,569	474,160	1,244,431
	% of Total Office RSF		0.4%	1.2%	4.0%	2.7%	7.2%
	Annualized Cash Revenue	3/	$1,321	$4,232	$13,549	$9,401	$24,049
	% of Total Office Annl Cash Rev		0.4%	1.3%	4.1%	2.8%	7.2%

Orlando	RSF		7,698	3,610	11,482	79,163	113,590
	% of Total Office RSF		0.0%	0.0%	0.1%	0.5%	0.7%
	Annualized Cash Revenue	3/	$200	$96	$176	$1,795	$2,305
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.1%	0.5%	0.7%

Piedmont Triad	RSF		26,262	243,649	144,553	218,001	1,107,937
	% of Total Office RSF		0.2%	1.4%	0.8%	1.3%	6.4%
	Annualized Cash Revenue	3/	$461	$4,005	$2,370	$3,383	$17,204
	% of Total Office Annl Cash Rev		0.1%	1.2%	0.7%	1.0%	5.2%

Raleigh	RSF		131,166	419,017	553,216	351,904	1,728,401
	% of Total Office RSF		0.8%	2.4%	3.2%	2.0%	10.0%
	Annualized Cash Revenue	3/	$2,674	$8,280	$11,295	$6,535	$30,130
	% of Total Office Annl Cash Rev		0.8%	2.5%	3.4%	2.0%	9.0%

Richmond	RSF		52,308	251,298	209,659	237,653	1,171,415
	% of Total Office RSF		0.3%	1.5%	1.2%	1.4%	6.8%
	Annualized Cash Revenue	3/	$1,052	$4,974	$3,992	$4,421	$21,027
	% of Total Office Annl Cash Rev		0.3%	1.5%	1.2%	1.3%	6.3%

Tampa	RSF		60,140	119,083	390,642	513,407	1,249,966
	% of Total Office RSF		0.3%	0.7%	2.3%	3.0%	7.2%
	Annualized Cash Revenue	3/	$1,607	$2,666	$8,656	$13,564	$27,894
	% of Total Office Annl Cash Rev		0.5%	0.8%	2.6%	4.1%	8.4%

Other	RSF		14,932	16,318	6,785	27,979	7,491
	% of Total Office RSF		0.1%	0.1%	0.0%	0.2%	0.0%
	Annualized Cash Revenue	3/	$415	$545	$129	$634	$183
	% of Total Office Annl Cash Rev		0.1%	0.2%	0.0%	0.2%	0.1%

Total	RSF		603,515	2,013,849	2,752,125	2,348,374	9,575,317
	% of Total Office RSF		3.5%	11.6%	15.9%	13.6%	55.4%
	Annualized Cash Revenue	3/	$12,208	$38,846	$53,871	$49,209	$178,979
	% of Total Office Annl Cash Rev		3.7%	11.7%	16.1%	14.8%	53.8%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 95,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.
3/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 22

Industrial Lease Expirations by Market by Year

Dollars in thousands
			2007 1/	2008	2009	2010	Thereafter
Atlanta	RSF		120,976	561,511	330,555	294,369	1,767,784
	% of Total Industrial RSF		2.0%	9.3%	5.5%	4.9%	29.3%
	Annualized Cash Revenue	2/	$626	$2,947	$2,102	$1,668	$8,804
	% of Total Industrial Annl Cash Rev		2.0%	9.4%	6.7%	5.3%	28.1%

Greenville	RSF		16,081	5,350	4,794	0	0
	% of Total Industrial RSF		0.3%	0.1%	0.1%	0.0%	0.0%
	Annualized Cash Revenue	2/	$257	$62	$43	$—	$—
	% of Total Industrial Annl Cash Rev		0.8%	0.2%	0.1%	0.0%	0.0%

Kansas City	RSF		0	0	1,756	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$20	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.1%	0.0%	0.0%

Piedmont Triad	RSF		104,122	505,383	795,750	532,871	993,317
	% of Total Industrial RSF		1.7%	8.4%	13.2%	8.8%	16.5%
	Annualized Cash Revenue	2/	$1,100	$2,576	$3,664	$2,725	$4,706
	% of Total Industrial Annl Cash Rev		3.5%	8.2%	11.7%	8.7%	15.0%

Total	RSF		241,179	1,072,244	1,132,855	827,240	2,761,101
	% of Total Industrial RSF		4.0%	17.8%	18.8%	13.7%	45.8%
	Annualized Cash Revenue	2/	$1,983	$5,585	$5,829	$4,393	$13,510
	% of Total Industrial Annl Cash Rev		6.3%	17.8%	18.6%	14.0%	43.2%

1/	Includes 53,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 23

Customer Diversification 1/

June 30, 2007

Dollars in thousands
Top 20 Customers Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,506,642	$27,983	6.94%	7.9
AT&T	672,986	13,349	3.31%	1.6
Price Waterhouse Coopers	358,611	9,714	2.41%	2.8
State of Georgia	367,986	7,420	1.84%	2.7
T-Mobile USA	205,855	5,606	1.39%	6.4
Metropolitan Life Insurance	262,586	5,040	1.25%	9.5
Lockton Companies	156,255	4,089	1.01%	7.7
Volvo	278,940	3,941	0.98%	2.9
Syniverse Technologies	198,750	3,869	0.96%	9.3
Northern Telecom	246,000	3,651	0.91%	0.7
SCI Services 3/	162,784	3,555	0.88%	10.1
BB&T	209,237	3,277	0.81%	5.1
US Airways	182,775	3,139	0.78%	4.2
Fluor Enterprises	165,476	2,994	0.74%	4.5
Jacobs Engineering Group	181,794	2,643	0.66%	8.5
Vanderbilt University	126,617	2,443	0.61%	8.3
Lifepoint Corporate Services	122,703	2,413	0.60%	4.0
Icon Clinical Research	110,909	2,382	0.59%	6.2
Wachovia	97,792	2,219	0.55%	2.9
Bank of America	73,004	1,968	0.49%	5.8

	5,687,702	$111,695	27.71%	5.5

By Industry Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.0%
Finance/Banking	10.1%
Insurance	9.4%
Government/Public Administration	8.7%
Retail Trade	7.7%
Telecommunication	7.5%
Manufacturing	6.9%
Wholesale Trade	6.2%
Health Care and Social Assistance	5.4%
Real Estate Rental and Leasing	3.6%
Accommodation and Food Services	2.8%
Information	2.8%
Administrative and Support Services	2.7%
Transportation and Warehousing	2.6%
Other Services (except Public Administration)	2.3%
Educational Services	1.3%

	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Morgan Stanley acquired SCI Services (Saxon Capital, Inc.) on December 4, 2006.

Highwoods Properties, Inc.	Page 24

Same Property Performance

Dollars in thousands
	Three months ended June 30,		Percentage Change
	2007	2006
Rental revenues	$98,939	$95,326	3.8%
Straight line rent	266	1,863	-85.7%
Lease termination fees	1,477	464	218.3%
Operating expenses	(37,423)	(35,173)	-6.4%

Net operating income	$63,259	$62,480	1.2%

Average occupancy	89.7%	87.6%	2.4%

Rentable square feet	26,484,000	26,484,000

	Six months ended June 30,		Percentage Change
	2007	2006
Rental revenues	$199,550	$190,082	5.0%
Straight line rent	981	4,117	-76.2%
Lease termination fees	1,515	1,136	33.4%
Operating expenses	(74,455)	(69,971)	-6.4%

Net operating income	$127,591	$125,364	1.8%

Average occupancy	89.7%	88.1%	1.8%

Rentable square feet	26,484,000	26,484,000

	Second Quarter: 2007 vs 2006		June YTD: 2007 vs 2006
Market	NOI Percentage Change	Occupancy Percentage Change	NOI Percentage Change	Occupancy Percentage Change
Atlanta	2.3%	1.3%	3.5%	1.7%
Columbia	32.0%	44.0%	77.0%	50.2%
Greenville	7.7%	7.3%	6.1%	6.1%
Kansas City	-0.3%	0.0%	0.0%	-0.3%
Memphis	3.1%	2.7%	3.1%	2.2%
Nashville	10.0%	1.2%	2.7%	0.4%
Orlando	23.8%	-2.4%	10.6%	0.5%
Piedmont Triad	-13.7%	3.0%	-9.7%	0.2%
Raleigh	2.6%	3.9%	4.7%	4.2%
Richmond	-1.0%	0.3%	-2.4%	-1.1%
Tampa	2.0%	3.0%	8.5%	4.5%

	1.2%	2.4%	1.8%	1.8%

Highwoods Properties, Inc.	Page 25

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2007:
None

Second quarter 2007:
None

Highwoods Properties, Inc.	Page 26

Disposition Activity

Dollars in thousands
Name	Market	Type 1/	Date Sold	Square Footage	Occupancy		Gross Sales Price
First quarter 2007:
1740-90 Century Center	Atlanta	O	01/17/07	69,000	N/A	2/	$9,530

Red Oak	Raleigh	O	02/02/07	65,000	68.6%
Laurel	Raleigh	O	02/02/07	40,000	85.2%
Global Software	Raleigh	O	02/02/07	93,000	90.4%
Magnolia	Raleigh	O	02/02/07	59,000	68.1%

				257,000	79.0%		$30,416

First quarter totals				326,000	79.0%		$39,946

Second quarter 2007:
Colonial Shops	Kansas City	R	04/25/07	9,000	100.0%		$1,001

Second quarter totals				9,000	100.0%		$1,001

2007 totals				335,000	79.6%		$40,947

1/	The letters “O” and “R” represent Office and Retail, respectively.
2/	This property was scheduled for demolition after its disposition. All tenants vacated this property and it was removed from Highwoods’ in-service portfolio prior to 12/31/06.

Highwoods Properties, Inc.	Page 27

Development Activity

Dollars in thousands
In - Process Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/07		Pre- Leasing %	Estimated Completion Date	Estimated Stabilization Date
Office:
Dept. of Homeland Security	Atlanta	O	91,000	$21,700		$18,184	100%	3Q 07	3Q 07
Healthways	Nashville	O	255,000	58,300		33,578	100%	2Q 08	2Q 08
Berkshire	Orlando	O	99,000	15,096		11,012	61%	3Q 07	2Q 08
Centregreen V	Raleigh	O	98,000	15,662		4,431	51%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	23,208		5,196	15%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056		15,492	65%	4Q 08	4Q 09
FAA	Atlanta	O	50,000	10,213		696	100%	2Q 08	2Q 08
Jackson FBI	Jackson, MS	O	110,000	31,713		261	100%	4Q 08	4Q 08
Highwoods Baycenter I	Tampa	O	208,000	42,024		31,933	57%	3Q 07	4Q 08
Comcast	Memphis	O	62,000	9,449		958	100%	3Q 08	3Q 08

Total or Weighted Average			1,387,000	$303,421		$121,741	72%

					$	$Weighted	74%

Industrial:
Enterprise III	Piedmont Triad	I	120,000	$5,502		$2,892	0%	3Q 07	4Q 08

For Sale Residential: 3/							340
RBC Plaza Condominiums 4/	Raleigh	RC	139 Units	$42,380		$7,992	133 Contracts	4Q 08	2Q 09

In-Process Total or Weighted Average 4/			1,507,000	$351,303		$132,625	67%

					$	$Weighted	73%

Completed Not Stabilized 5/
Office:
Glenlake IV	Raleigh	O	158,000	$26,286		$24,514	72%	3Q 06	1Q 08
Cordoba 6/	Kansas City	O	46,000	6,790		6,130	66%	4Q 06	1Q 08
Stony Point IV	Richmond	O	107,000	13,125		12,682	86%	4Q 06	4Q 07
North Shore Commons B	Richmond	O	96,000	13,586		11,479	17%	1Q 07	2Q 08
Cool Springs III	Nashville	O	153,000	22,500		20,606	91%	2Q 06	4Q 07

Total or Weighted Average			560,000	$82,287		$75,411	70%

					$	$Weighted	70%

Industrial:
Newpoint V	Atlanta	I	263,000	$12,947		$12,931	88%	2Q 07	2Q 08
Enterprise II	Piedmont Triad	I	418,000	15,137		14,227	44%	4Q 06	4Q 08

			681,000	$28,084		$27,158	61%
					$	$Weighted	64%

Completed Not Stabilized Total or Weighted Average			1,241,000	$110,371		$102,569	65%

					$	$Weighted	68%

Grand Total or Weighted Average			2,748,000	$461,674		$235,194	66%

					$	$Weighted	72%

Placed in Service Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 06/30/07		Leased %	Occ %
3330 Healy Rd 6/	Piedmont Triad	O	6/1/2007	40,000		$3,969	25%	0%
ThyssenKrupp	Memphis	O	1/10/2007	78,000		9,375	100%	100%
Highwoods Preserve VII	Tampa	O	2/1/2007	115,000		20,695	100%	100%	7/

Total or Weighted Average				233,000		$34,039	87%	83%

					$	$Weighted	91%	88%

1/	The Letters “O”, “I”, and “RC” represent: Office, Industrial and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company will have a 93% interest and will consolidate this Joint Venture. The investment amounts shown represent the Company’s 93% share.
4/	There are currently 340 reservations for the 139 units. As of 8/1/07, 133 reservations have been converted to contracts. Condo units and reservations numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
6/	Redevelopment property, the investment amounts shown include original Land and Building basis, in addition to the incremental redevelopment costs.
7/	29,000 sf is leased but will not be occupied until 4Q 08; this 29,000 sf is not included in our In-Service portfolio rentable sf until occupied.

Highwoods Properties, Inc.	Page 28

Development Land

June 30, 2007

Dollars in thousands
Market	Usable Acres	Total Estimated Market Value
Atlanta	256	$25,751
Raleigh	196	43,172
Triad	69	16,118
Baltimore	39	11,824
Richmond	34	8,330
Nashville	26	8,345
Tampa	23	8,790
Memphis	21	4,733
Orlando	15	13,900
Greenville	12	1,800
Kansas City	2	3,100

Total 1/ 2/	693	$145,863

1/	Developable square footage on core land holdings, which constitute 553 of the total 693 acres, is approximately 4.6 million of office space and 3.0 million of industrial space.
2/	Includes 4 acres ($1.3 million based on expected gross proceeds) included in property held for sale at June 30, 2007.

Highwoods Properties, Inc.	Page 29

Unconsolidated Joint Ventures Assets, Debt and Liabilities

June 30, 2007

Dollars in thousands
			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,300	$58	$502
Dallas County Partners I, LP	O/ I	50.0%	38,680	49,803	52,805
Dallas County Partners II, LP	O	50.0%	15,229	17,506	18,898
Dallas County Partners III, LP	O	50.0%	48	—	31
Fountain Three	O/ I / R	50.0%	29,466	32,673	34,875
RRHWoods , LLC	O/ M	50.0%	89,950	80,942	85,026
Kessinger/Hunter, LLC	—	26.5%	8,053	—	249
4600 Madison Associates, LP	O	12.5%	18,849	14,004	14,585
Highwoods DLF 98/29, LP	O	22.8%	153,137	76,186	79,833
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	105,281	56,272	60,059
Concourse Center Associates, LLC	O	50.0%	13,711	9,021	9,331
Plaza Colonnade, LLC	O/R	50.0%	74,348	67,188	68,758
Highwoods KC Glenridge Office, LP	O	40.0%	22,937	16,500	17,068
Highwoods KC Glenridge Land, LP	O	40.0%	796	—	87
Highwoods KC Orlando, LLC	O	40.0%	209,368	143,000	150,527
Weston Lakeside, LLC	M	50.0%	—	—	—

Total			$787,153	$563,153	$592,634

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,577	$28	$246
Dallas County Partners I, LP	O/ I	50.00%	19,340	24,902	26,403
Dallas County Partners II, LP	O	50.00%	7,615	8,753	9,449
Dallas County Partners III, LP	O	50.00%	24	—	16
Fountain Three	O/ I / R	50.00%	14,733	16,337	17,438
RRHWoods , LLC	O/ M	50.00%	44,975	40,471	42,513
Kessinger/Hunter, LLC	—	26.50%	2,134	—	66
4600 Madison Associates, LP	O	12.50%	2,356	1,751	1,823
Highwoods DLF 98/29, LP	O	22.81%	34,931	17,378	18,210
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	45,197	24,158	25,783
Concourse Center Associates, LLC	O	50.00%	6,856	4,511	4,666
Plaza Colonnade, LLC	O/R	50.00%	37,174	33,594	34,379
Highwoods KC Glenridge Office, LP	O	40.00%	9,175	6,600	6,827
Highwoods KC Glenridge Land, LP	O	40.00%	318	—	35
Highwoods KC Orlando, LLC	O	40.00%	83,747	57,200	60,211
Weston Lakeside, LLC	M	50.00%	—	—	—

Total 2/			$312,152	$235,683	$248,065

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 30

Unconsolidated Joint Ventures Income

For the Three Months Ended June 30, 2007

Dollars in thousands
		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$543	$449	$1	$98	$—	$(5)
Dallas County Partners I, LP	50.00%	3,051	1,576	788	542	—	145
Dallas County Partners II, LP	50.00%	1,571	702	453	174	—	242
Dallas County Partners III, LP	50.00%	48	54	—	2	—	(8)
Fountain Three	50.00%	2,011	952	561	399	—	99
RRHWoods, LLC	50.00%	4,180	2,279	1,095	1,060	—	(254)
Kessinger/Hunter, LLC	26.50%	1,918	1,298	—	158	—	462
4600 Madison Associates, LP	12.50%	1,154	535	244	410	—	(35)
Highwoods DLF 98/29, LP	22.80%	4,522	1,237	896	1,221	—	1,168
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,174	1,322	1,089	1,010	—	753
Concourse Center Associates, LLC	50.00%	503	131	164	81	—	127
Plaza Colonnade, LLC	50.00%	2,300	846	977	535	—	(58)
Highwoods KC Glenridge Office, LP	40.00%	984	434	209	159	—	182
Highwoods KC Glenridge Land, LP	40.00%	—	5	—	—	—	(5)
Highwoods KC Orlando, LLC	40.00%	8,184	3,173	1,881	1,951	—	1,179
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$35,143	$14,993	$8,358	$7,800	$—	$3,992

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$266	$220	$1	$48	$—	$(3)
Dallas County Partners I, LP	50.00%	1,527	789	395	271	—	72
Dallas County Partners II, LP	50.00%	786	351	227	87	—	121
Dallas County Partners III, LP	50.00%	24	28	—	1	—	(5)
Fountain Three	50.00%	1,007	476	281	200	—	50
RRHWoods, LLC	50.00%	2,091	1,140	548	530	—	(127)
Kessinger/Hunter, LLC	26.50%	508	344	—	42	—	122
4600 Madison Associates, LP	12.50%	145	67	32	52	—	(6)
Highwoods DLF 98/29, LP	22.81%	1,032	282	204	278	—	268
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,792	567	466	433	—	326
Concourse Center Associates, LLC	50.00%	251	67	82	41	—	61
Plaza Colonnade, LLC	50.00%	1,150	423	488	267	—	(28)
Highwoods KC Glenridge Office, LP	40.00%	393	174	83	64	—	72
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	3,273	1,270	752	780	—	471
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total 1/ 2/		$14,245	$6,199	$3,559	$3,094	$—	$1,393

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 31

Unconsolidated Joint Ventures Income

For the Six Months Ended June 30, 2007

Dollars in thousands
		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,191	$889	$4	$194	$—	$104
Dallas County Partners I, LP	50.00%	6,073	3,109	1,579	1,094	—	291
Dallas County Partners II, LP	50.00%	3,113	1,376	916	349	—	472
Dallas County Partners III, LP	50.00%	98	110	—	3	—	(15)
Fountain Three	50.00%	3,869	1,833	1,123	793	—	120
RRHWoods , LLC	50.00%	8,236	4,529	2,125	2,125	—	(543)
Kessinger/Hunter, LLC	26.50%	3,845	2,579	—	316	—	950
4600 Madison Associates, LP	12.50%	2,410	1,141	492	869	—	(92)
Highwoods DLF 98/29, LP	22.80%	11,910	2,662	1,926	1,995	9,311	14,638
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	8,185	2,638	2,183	1,997	—	1,367
Concourse Center Associates, LLC	50.00%	1,034	267	329	162	—	276
Plaza Colonnade, LLC	50.00%	4,636	1,771	1,960	1,064	—	(159)
Highwoods KC Glenridge Office, LP	40.00%	1,968	842	406	317	—	403
Highwoods KC Glenridge Land, LP	40.00%	—	7	—	—	—	(7)
Highwoods KC Orlando, LLC	40.00%	16,373	6,202	3,754	3,701	—	2,716
Weston Lakeside, LLC	50.00%	222	201	193	329	11,310	10,809

Total		$73,163	$30,156	$16,990	$15,308	$20,621	$31,330

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$584	$436	$2	$95	$—	$51
Dallas County Partners I, LP	50.00%	3,037	1,555	790	547	—	145
Dallas County Partners II, LP	50.00%	1,557	688	458	175	—	236
Dallas County Partners III, LP	50.00%	49	55	—	2	—	(8)
Fountain Three	50.00%	1,935	917	562	397	—	59
RRHWoods , LLC	50.00%	4,118	2,265	1,063	1,063	—	(273)
Kessinger/Hunter, LLC	26.50%	1,019	683	—	84	—	252
4600 Madison Associates, LP	12.50%	301	143	62	109	—	(13)
Highwoods DLF 98/29, LP	22.81%	2,717	607	439	455	2,124	3,340
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,514	1,132	937	857	—	588
Concourse Center Associates, LLC	50.00%	517	134	165	81	—	137
Plaza Colonnade, LLC	50.00%	2,318	886	980	532	—	(80)
Highwoods KC Glenridge Office, LP	40.00%	787	337	162	127	—	161
Highwoods KC Glenridge Land, LP	40.00%	—	3	—	—	—	(3)
Highwoods KC Orlando, LLC	40.00%	6,549	2,481	1,502	1,480	—	1,086
Weston Lakeside, LLC 1/	50.00%	111	101	97	165	5,034	4,782

Total 2/ 3/		$29,113	$12,423	$7,219	$6,169	$7,158	$10,460

1/	Highwoods’ share of Gain on Sale is less than 50% for Weston Lakeside, LLC due to the preferred return to Crosland as the developer.
2/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
3/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 32

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands
Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 06/30/07
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$42,440
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,606
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,519
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,060
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,178

			6.31%		49,803

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	17,506

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,941
Fountain Three	50.0%	Thrivent	7.95%	Oct-10	3,552
Fountain Three	50.0%	Thrivent	7.30%	Apr-09	3,347
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,516
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,317

			6.82%		32,673

RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.87%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,640
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.83%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.85%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,687
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	7,545
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	4,051
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,519

			5.35%		80,942

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	49,073
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,903

			5.76%		67,188

4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	14,004
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.75%	Sep-07	58
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	48,536
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	56,272
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	9,021
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	143,000
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,500

			6.07%		315,041

			6.12%		$563,153

Highwoods’ share of the above					$235,683

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	Page 33

Joint Ventures Portfolio Summary

As of June 30, 2007
Summary by Location:			Percentage of Annualized Cash Revenue
	Rentable Square Feet	Occupancy	Highwoods’ Share Only 1/
Market			Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,474,000	93.2%	28.4%	4.2%	1.0%	3.3%	36.9%
Orlando	1,853,000	90.5%	28.3%	—	—	—	28.3%
Atlanta	835,000	96.4%	12.9%	—	—	—	12.9%
Kansas City	718,000	79.9%	8.2%	—	—	—	8.2%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	100.0%	3.9%	—	—	—	3.9%
Tampa	205,000	100.0%	2.0%	—	—	—	2.0%
Raleigh	178,000	100.0%	1.6%	—	—	—	1.6%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,298,000	92.9%	91.5%	4.2%	1.0%	3.3%	100.0%

1/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 96.7%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	Page 34

Joint Ventures Lease Expirations

June 30, 2007

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Total
2007	337,366	5.0%	$6,373	$18.89	4.8%
2008	1,490,963	22.1%	27,251	18.28	20.7%
2009	666,315	9.8%	13,783	20.69	10.4%
2010	664,328	9.8%	12,143	18.28	9.2%
2011	917,720	13.5%	17,665	19.25	13.4%
2012	504,843	7.4%	10,716	21.23	8.1%
2013	811,863	12.0%	16,096	19.83	12.2%
2014	406,766	6.0%	9,190	22.59	7.0%
2015	583,870	8.6%	10,070	17.25	7.6%
2016	76,970	1.1%	975	12.67	0.7%
2017 and thereafter	319,851	4.7%	7,759	24.26	5.9%

	6,780,855	100.0%	$132,021	$19.47	100.0%

1/	Annualized Cash Revenue is June, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 35

Joint Venture Acquisition and Disposition Activity

Dollars in thousands
Acquisitions
Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost 2/
First quarter 2007:
None

Second quarter 2007:
Eola Park Centre	Orlando	O	05/21/07	167,000	$8,958

Second quarter totals				167,000	$8,958

2007 totals				167,000	$8,958

Dispositions

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price 2/
First quarter 2007:
Weston Lakeside 3/	Raleigh	M	02/22/07	322 Units	N/A	$22,500

3404 North Duke Street 4/	Raleigh	O	03/12/07	67,000	100.0%
4020 North Roxboro Road 4/	Raleigh	O	03/12/07	42,000	100.0%
4101 North Roxboro Road 4/	Raleigh	O	03/12/07	56,000	100.0%
Fairfield I 4/	Raleigh	O	03/12/07	51,000	100.0%
Fairfield II 4/	Raleigh	O	03/12/07	60,000	96.9%

				276,000	99.3%	$7,801

First quarter totals				276,000	99.3%	$30,301

Second quarter 2007:
None
2007 totals				276,000	99.3%	$30,301

1/	The letters “O” and “M” represent Office and Multi-Family, respectively.
2/	Reflects Highwoods pro-rata share only.
3/	The Weston Lakeside properties were owned by a 50% owned joint venture.
4/	These properties were 22.81% owned properties through the DLF 98/29 joint venture.

Highwoods Properties, Inc.	Page 36

Joint Venture Development Activity

Dollars in thousands
Completed Not Stabilized
Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/07	Pre- Leased %	Estimated Completion Date	Estimated Stabilization Date
Brickstone	50%	Des Moines	31,000	$5,149	$4,555	42%	4Q 06	4Q 07

Completed Not Stabilized Total				$5,149	$4,555

Highwoods’ Share of the above				$2,575	$2,278

Highwoods Properties, Inc.	Page 37